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                                                                 Exhibit 10.1(d)

                       THIRD AMENDMENT TO CREDIT AGREEMENT

     THIS THIRD AMENDMENT TO CREDIT AGREEMENT (herein called the "AMENDMENT") made as of the 31st day of October, 1996, by and among HECLA MINING COMPANY, a Delaware corporation (herein called "BORROWER"), Colorado Aggregate Company of New Mexico, Inc., a New Mexico corporation, Kentucky-Tennessee Clay Company, a Delaware corporation, K-T Feldspar Corporation, a North Carolina corporation, Mountain West Products, inc., an Idaho corporation (collectively, the "SUBSIDIARY GUARANTORS"), and NATIONSBANK OF TEXAS, N.A., a national banking association (in its capacity as Agent under the Original Agreement, herein called "AGENT"), and Lenders named in the Original Agreement referred to below ("LENDERS"),

                              W I T N E S S E T H:

     WHEREAS, Borrower, the Subsidiary Guarantors, Agent and Lenders have entered into that certain Credit Agreement dated as of August 30, 1994, as amended by a First Amendment to Credit Agreement dated as of October 1, 1995 and a Second Amendment to Credit Agreement dated as of February 7, 1996 (as amended, the "ORIGINAL AGREEMENT"), for the purpose and consideration therein expressed, whereby Lenders became obligated to make and made loans to Borrower as therein provided;

     WHEREAS, Bank of America, Idaho, N.A. merged with and into Bank of America N W, N.A. (formerly known as First-Seattle National Bank) and the Percentage Share of the Loans and the Loan Documents previously owned by Bank of America, Idaho, N.A. are now owned by Bank of America N W, N.A.;

     WHEREAS, Borrower has agreed to execute and deliver a new promissory note of even date herewith payable to the order of Bank of America N W, N.A. (the "RENEWAL NOTE"), which renews the promissory notes made by Borrower and payable to the order of Bank of America, Idaho, N.A. and Seattle-First National Bank;

     WHEREAS, Borrower, the Subsidiary Guarantors, Agent and Lenders desire to amend the Original Agreement to provide for the purposes and consideration set forth herein;

     NOW, THEREFORE, in consideration of the premises and the mutual covenants and agreements contained herein and in the Original Agreement and in consideration of the loans which may hereafter be made by Lenders to Borrower, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto do hereby agree as follows:





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                                   ARTICLE I.

                           DEFINITIONS AND REFERENCES

     SECTION 1.1. TERMS DEFINED IN THE ORIGINAL AGREEMENT. Unless the context otherwise requires or unless otherwise expressly defined herein, the terms defined in the Original Agreement shall have the same meanings whenever used in this Amendment.

     SECTION 1.2.  OTHER DEFINED TERMS.   Unless the context otherwise requires,
the following terms when used in this Amendment shall have the meanings assigned to them in this Section 1.2.

          "AMENDMENT" shall mean this Third Amendment to Credit Agreement.

          "AMENDMENT DOCUMENTS" shall mean the Amendment, the Consent to Pledge, the LLC Pledge Agreement and the Renewal Note.

          "CONSENT TO PLEDGE" shall mean the Consent to Pledge of even date herewith delivered by Borrower and accepted by the Rosebud Company, L.L.C., substantially in the form of Exhibit A hereto.

          "CREDIT AGREEMENT" shall mean the Original Agreement as amended hereby.

          "LLC PLEDGE AGREEMENT" shall mean the LLC Pledge Agreement of even date herewith made by Borrower in favor of Agent, substantially in the form of Exhibit B hereto.


                                   ARTICLE II.

                        AMENDMENTS TO ORIGINAL AGREEMENT

     SECTION 2.1.  DEFINED TERMS.   (a)  The definition of "LLC" is hereby added
to Section 1.1 of the Original Agreement immediately following the definition of "LIEN" to read as follows:

          "LLC" has the meaning given to it in the LLC Pledge Agreement.

     (b) The definition of "LLC AGREEMENT" is hereby added to Section 1.1 of the Original Agreement immediately following the definition of "LLC" to read as follows:

          "LLC AGREEMENT"  has  the  meaning  given to  it  in  the  LLC  Pledge
     Agreement.





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     (c)  The  definition of "SUBJECT PROPERTIES" is hereby added to Section 1.1 of the Original Agreement immediately following the definition of "SPREAD" to read as follows:

          "SUBJECT PROPERTIES" means all of the properties identified in subparagraph 1.1 of Exhibit A of the LLC Agreement.

     (d)  The definition of "SUBORDINATION AGREEMENT" is hereby added to Section
1.1 of the Original Agreement immediately following the definition of "SUBJECT PROPERTIES" to read as follows:

          "SUBORDINATION AGREEMENT" means the Subordination Agreement by and among Borrower, Agent, and the Surety, substantially in the form of Exhibit H hereto.

     (e) The definition of "SURETY" is hereby added to Section 1.1 of the Original Agreement immediately following the definition of "SUBORDINATION AGREEMENT" to read as follows:

          "SURETY" means, collectively, Van American Insurance Company, United States Fidelity & Guaranty Company and American International Company.

     (f) The definition of "SURETY AGREEMENT" is hereby added to Section 1.1 of the Original Agreement immediately following the definition of "SURETY" to read as follows:

          "SURETY  AGREEMENT"   means,  collectively,  the   agreements  between
     Borrower and the Surety, substantially in the form of Exhibit H hereto.

     SECTION 2.2. LIMITATION ON LIENS. New clauses (vii) and (viii) are hereby added to subsection (b) of Section 5.2 of the Original Agreement to read as follows:

          (vii) Liens granted by Borrower pursuant to the Surety Agreement in favor of the Surety on cash collateral held by the Surety in an aggregate amount not to exceed $10,000,000 at any time, so long as the Surety has executed and delivered the Subordination Agreement.

          (viii) subordinated Liens granted by Related Persons pursuant to the Surety Agreement in favor of the Surety, so long as the Surety has executed and delivered the Subordination Agreement and such Related Person has granted to Agent a first priority Lien in the property to be encumbered by the subordinated Lien.






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     SECTION 2.3.  LIMITATION ON SALES OF PROPERTY.  A new clause (iv) is hereby added to subparagraph (d) of Section 5.2 of the Original Agreement to read as follows:

          (iv) the transfer of the Subject Properties from Borrower to the LLC.

     SECTION 2.4.   TANGIBLE NET WORTH.   Subsection (m) of  Section 5.2 of  the
Original Agreement is hereby amended in its entirety to read as follows:

     (m)  TANGIBLE NET WORTH.

          (i) Borrower's Consolidated Tangible Net Worth as of the end of any Fiscal quarter ending after December 31, 1995 will not be less than (A) the sum of (1) $150,000,000, plus (2) 50% of Borrower's Adjusted Consolidated Net Income earned during the period from January 1, 1996 to the end of such Fiscal Quarter, if positive, or zero, if negative, plus (3) 100% of the net proceeds from the issuance of equity securities of Borrower during the period from January 1, 1996 to the end of such Fiscal Quarter;

          (ii) As used in this subsection (m), the following terms shall have the meanings set forth below:

               (A) "Additional Special Charges" means (i) the amount of the Star Phoenix Judgment, but only for 180 days after the date that such judgment is entered, and (ii) all reclamation or other non-cash charges relating to the Grouse Creek Mine or the American Girl Mine which are not Anticipated Special Charges, but only for 180 days after the date that such deduction is recognized.

               (B) "Anticipated Special Charges" means all reclamation or other non-cash charges relating to either the Grouse Creek Mine or the American Girl Mine that are deducted in determining Borrower's Consolidated net income for any period, provided that (i) only such charges relating to the Grouse Creek Mine that accrue between the Fiscal Quarters ending June 30, 1996 and March 31, 1997 shall be deducted and (ii) the aggregate amount of all such charges deducted after the Fiscal Quarter ending June 30, 1996 does not exceed $50,000,000 (meaning that all such charges deducted prior to June 30, 1996 shall not be counted for purposes of this clause (ii)).

               (C) "Borrower's Adjusted Consolidated Net Income" means, for any period, the sum of (i) Borrower's Consolidated net income for such period, (ii) PLUS all



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          Anticipated  Special Charges,  and (iii)  PLUS any  Additional Special
          Charges.

               (D)  "Borrower's  Consolidated  Debt"   means  all   Consolidated
          liabilities and similar balance sheet items of Borrower, together with all Funded Debt of any Related Person.

               (E) "Borrower's Consolidated Tangible Net Worth" means the remainder of (x) all Consolidated Assets of Borrower, other than intangible assets (including without limitation as intangible assets such assets as patents, copyrights, licenses, franchises, goodwill, trade names, trade secrets and leases other than oil, gas or mineral leases or leases required to be capitalized under GAAP), minus (y) Borrower's Consolidated Debt.

               (F) "Star Phoenix Judgment" means a judgment adverse to Borrower entered by the Supreme Court of Idaho in that certain case styled STAR PHOENIX MINING COMPANY V. HECLA MINING COMPANY, Case Nos. 29020 & 29023 (consolidated), original filed in the First Judicial District Court in and for the county of Shoshone.

     SECTION 2.5. SECURITY SCHEDULE. A new Schedule 5 is hereby added to the Original Agreement to read as set forth in Schedule 5 attached hereto.

     SECTION 2.6.   FORM OF SUBORDINATION AGREEMENT.   New Exhibits G  and H are
hereby added to the Original Agreement to read as set forth in Exhibits G and H, respectively, attached hereto.


                                  ARTICLE III.

                           CONDITIONS OF EFFECTIVENESS

     SECTION 3.1. EFFECTIVE DATE. This Amendment shall become effective as of the date first above written upon the delivery of the following (there are no other conditions to its effectiveness):

     (a) Agent shall have received each of the Amendment Documents duly executed and delivered by each Person which is a party thereto;

     (b) Agent shall have received an amendment fee of $55,000 payable to Agent for the account of Lenders in accordance with their Percentage Shares; and

     (c) Agent shall have additionally received all of the following documents, each document (unless otherwise indicated) being dated the date of receipt thereof by Agent, duly authorized,


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executed and delivered, and in form and substance satisfactory to Agent:

          (i) certificates of duly authorized officers of Borrower and each Subsidiary Guarantor to the effect that all of the representations and warranties set forth in Article IV hereof are true and correct at and as of the time of such effectiveness;

          (ii) certificates of the Secretaries or Assistant Secretaries of Borrower and each Subsidiary Guarantor dated the date of the Amendment Documents certifying that attached thereto is a true and complete copy of resolutions adopted by the Board of Directors of such corporation authorizing the execution, delivery and performance of the Amendment Documents and certifying the names and true signatures of the officers of such corporation authorized to sign the Amendment Documents;

          (iii) an opinion of Borrower's General or Corporate Counsel in form and substance satisfactory to Agent; and

          (iv) such supporting documents as Agent may reasonably request.


                                   ARTICLE IV.

                         REPRESENTATIONS AND WARRANTIES

     SECTION 4.1.   REPRESENTATIONS  AND WARRANTIES  OF BORROWER.   In  order to
induce each Lender to enter into the Amendment Documents, each of Borrower and the Subsidiary Guarantors represents and warrants to each Lender that:

     (a) The representations and warranties contained in Section 4.1 of the Original Agreement are true and correct at and as of the time of the effectiveness hereof.

     (b) Each of Borrower and the Subsidiary Guarantors is duly authorized to execute and deliver the Amendment Documents and is and will continue to be duly authorized to borrow monies and to perform its obligations under the Credit Agreement. Each of Borrower and the Subsidiary Guarantors has duly taken all corporate action necessary to authorize the execution and delivery of the Amendment Documents and to authorize the performance of its obligations hereunder.

     (c) The execution and delivery by each of Borrower and the Subsidiary Guarantors of the Amendment Documents, the performance by each of Borrower and the Subsidiary Guarantors of its obligations thereunder and the consummation of the transactions contemplated thereby do not and will not conflict with any

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provision of law, statute, rule or regulation or of the  certificate or articles of incorporation and bylaws of Borrower and each Subsidiary Guarantor, or of any material agreement, judgment, license, order or permit applicable to or binding upon Borrower or any Subsidiary Guarantor, or result in the creation of any lien, charge or encumbrance upon any assets or properties of Borrower or any
Subsidiary Guarantor.   Except for those  which have been obtained,  no consent,
approval, authorization or order of any court or governmental authority or third party is required in connection with the execution and delivery by Borrower or any Subsidiary Guarantor of the Amended Documents.

     (d) When duly executed and delivered, each of the Amendment Documents and the Credit Agreement will be a legal and binding obligation of each of Borrower and the Subsidiary Guarantors, enforceable in accordance with its terms, except as limited by bankruptcy, insolvency or similar laws of general application relating to the enforcement of creditors' rights and by equitable principles of general application.

     (e) The audited annual Consolidated financial statements of Borrower dated as of December 31, 1995 and the unaudited quarterly Consolidated financial statements of Borrower dated as of June 30, 1996 fairly present the Consolidated financial position at such dates and the Consolidated statement of operations and the changes in Consolidated financial position for the periods ending on such dates for Borrower. Copies of such financial statements have heretofore been delivered to each Lender. Since June 30, 1996, no material adverse change has occurred in the financial condition or businesses or in the Consolidated financial condition or businesses of Borrower.


                                   ARTICLE V.

                                  MISCELLANEOUS

     SECTION 5.1. RATIFICATION OF AGREEMENTS. The Original Agreement as hereby amended is hereby ratified and confirmed in all respects. The Loan Documents, as they may be amended or affected by the various Amendment Documents, are hereby ratified and confirmed in all respects. Any reference to the Credit Agreement in any Loan Document shall be deemed to refer to this Amendment also and any reference in any Loan Document to any other document or instrument amended, renewed, extended or otherwise affected by any Amendment Document shall also refer to such Amendment Document. The execution, delivery and effectiveness of the other Amendment Documents shall not, except as expressly provided herein or therein, operate as a waiver of any right, power or remedy of Lender under the Credit Agreement or any other Loan Document nor constitute a waiver of any provision of the Credit Agreement or any other Loan Document.


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     SECTION  5.2.   SURVIVAL OF AGREEMENTS.   All  representations, warranties,
covenants and agreements of Borrower herein shall survive the execution and delivery of the Amendment Documents and the performance hereof and shall further
survive until  all of  the Obligations  are paid  in full.   All  statements and
agreements contained in any certificate or instrument delivered by Borrower or any Related Person hereunder or under the Credit Agreement to any Lender shall be deemed to constitute representations and warranties by, and/or agreements and covenants of, Borrower under the Amendment Documents and under the Credit Agreement.

     SECTION 5.3. GOVERNING LAW. The Amendment Documents shall be governed by and construed in accordance with the laws of the State of Texas and any applicable laws of the United States of America in all respects, including construction, validity and performances.

     SECTION 5.4. COUNTERPARTS. This Amendment may be separately executed in counterparts and by the different parties hereto in separate counterparts, each of which when so executed shall be deemed to constitute one and the same Amendment.

































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     IN WITNESS  HEREOF, this Amendment is  executed as of the  date first above written.


                              HECLA MINING COMPANY, Borrower


                              By: /s/ John P. Stilwell
                                 --------------------------------
                                   John P. Stilwell
                                   Vice President-Finance and
                                   Treasurer


                              COLORADO AGGREGATE COMPANY OF NEW
                              MEXICO, INC., Subsidiary Guarantor


                              By: /s/ J. Gary Childress
                                 --------------------------------
                                   J. Gary Childress
                                   Vice President


                              KENTUCKY-TENNESSEE CLAY COMPANY,
                              Subsidiary Guarantor


                              By: /s/ J. Gary Childress
                                 --------------------------------
                                   J. Gary Childress
                                   Vice President


                              K-T FELDSPAR CORPORATION,
                              Subsidiary Guarantor


                              By: /s/ J. Gary Childress
                                 --------------------------------
                                   J. Gary Childress
                                   Vice President












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                              MOUNTAIN WEST PRODUCTS, INC.,
                              Subsidiary Guarantor


                              By: /s/ J. Gary Childress
                                 --------------------------------
                                   J. Gary Childress
                                   Vice President


                              NATIONSBANK OF TEXAS, N.A.,
                              Agent and Lender


                              By: /s/ David C. Rubenking
                                 --------------------------------
                                   David C. Rubenking
                                   Senior Vice President


                              BANK OF AMERICA N W, N.A. (formerly
                              known  as  Seattle-First   National
                              Bank),  as successor by merger to
                              Bank of America Idaho N.A., Lender


                              By: /s/ Joe Poole
                                 --------------------------------
                                   Joe Poole
                                   Vice President


                              FIRST SECURITY BANK OF IDAHO, N.A.,
                              Lender


                              By: /s/ Vicki Riga
                                 --------------------------------
                                   Vicki Riga
                                   Vice President













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